                                                                   Exhibit 99.4
                    LETTER OF TRANSMITTAL AND ELECTION FORM

                                ---------------

                             Letter of Transmittal
            To Accompany Certificates Representing Common Shares Of
                              Discreet Logic Inc.
                                      and
                      Election Form For Holders Who Wish
                       To Receive Exchangeable Shares Of
                Discreet Logic Inc. Following The Amalgamation

  This Letter of Transmittal and Election Form is for use by holders of common shares of Discreet who wish to receive New Discreet Exchangeable Shares in connection with the proposed Amalgamation of Discreet, Autodesk Quebec and Amalgamation Sub and certain related transactions. Discreet Shareholders are referred to the Joint Proxy Statement/Prospectus (the "Proxy Circular") dated
February   , 1999 that was sent to you shortly prior to this Letter of
Transmittal and Election Form. Capitalized terms used but not defined in this Letter of Transmittal and Election Form that are defined in the Proxy Circular have the respective meanings set out in the Proxy Circular.

  This Letter of Transmittal and Election Form, properly completed and signed in accordance with the instructions provided herewith, together with the certificates for all of the Discreet Common Shares (which will be converted automatically into New Discreet Class B Shares at the Effective Time) held by the party completing this Letter of Transmittal and Election Form (the "Certificates"), must be sent to Harris Trust Company of New York (the "Depositary") at the appropriate address set forth below. In order to make an effective election to receive New Discreet Exchangeable Shares, the completed Letter of Transmittal and Election Form, accompanied by the holder's Certificate(s) must be received by the Depositary no later than 4:29 p.m. (Montreal, Quebec time) on the effective date of the Amalgamation. The effective date of the Amalgamation is anticipated to be approximately three business days after the Discreet Shareholders and Autodesk Stockholders approve the Amalgamation and related transactions. Accordingly, you must act promptly if you wish to receive New Discreet Exchangeable Shares in connection with the Transactions. If the Transactions are not consummated, all Certificate(s) will be returned to you by the Depositary as promptly as practicable.

                                The Depositary:

                             HARRIS TRUST COMPANY
                                  OF NEW YORK

          By Hand or Overnight Courier:                                 By Mail:
         HARRIS TRUST COMPANY OF NEW YORK                   HARRIS TRUST COMPANY OF NEW YORK
           88 PINE STREET -- 19TH FLOOR                               P.O. BOX 1010
             NEW YORK, NEW YORK 10005                              WALL STREET STATION
                       USA                                    NEW YORK, NEW YORK 10268-1010
                                                                           USA

                         BOX A: CERTIFICATES DEPOSITED
-------------------------------------------------------------------------------

 Please list in Box A all the Certificates representing Discreet Common Shares that you hold (all of which should be submitted with this Letter of Transmittal and Election Form). If there is not enough space below to list all of your Certificates, please attach a separate sheet. Use Box B to specify how many shares are covered by your Election. A separate Letter of Transmittal and Election Form should be submitted for shares registered in different names (see Instruction F.2). If you are unable to locate your Certificate(s), please contact the Depositary (See Instruction F.9).

-------------------------------------------------------------------------------------------------------
    Name(s) and address of Registered Holder(s)
(Please fill in or make corrections needed if label
                    is affixed)                                      Certificates Enclosed
-------------------------------------------------------------------------------------------------------
                                                      Certificate Number(s)*        Number of Shares*
-------------------------------------------------------------------------------------------------------
                                                      -------------------------------------------------

                                                      -------------------------------------------------

                                                      -------------------------------------------------

                                                      -------------------------------------------------

                                                      -------------------------------------------------
                                                           Total Shares:
-------------------------------------------------------------------------------------------------------

 *Need not be completed by shareholders delivering Discreet Common Shares by Book Entry Transfer (see Instruction C)

Ladies and Gentlemen:

  In connection with the Transactions, the undersigned hereby submits the Certificate(s) referred to in Box A above, which currently represent Discreet Common Shares and, upon the Amalgamation, will represent New Discreet Class B Shares, and directs (the "Election") that each of such shares (or such lesser amount of such shares as is indicated below) be exchanged for New Discreet Exchangeable Shares as described herein, subject to proration as described in Instruction B. It is understood that the following Election is subject to the terms, conditions and limitations set forth in (i) the Proxy Circular, (ii) the Acquisition Agreement appended as Appendix A to the Proxy Circular, (iii) the Amalgamation Agreement appended as Appendix B to the Proxy Circular, and
(iv) the instructions contained herein, receipt of each of which is acknowledged by the undersigned. It is further understood that the undersigned's Election is subject to proration as described in Instruction B. Accordingly, there can be no assurance that the undersigned will received the amount of New Discreet Exchangeable Shares elected.

  The undersigned covenants, represents and warrants that (i) the undersigned is the owner of the Discreet Common Shares being deposited, (ii) such shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims, (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and Election Form, and (iv) unless the undersigned shall have revoked this Letter of Transmittal and Election Form by notice in writing given to the Depositary not later than immediately following the Effective Time, the undersigned will not, prior to such time, transfer or permit to be transferred any of such deposited Discreet Common Shares. The covenants, representations and warranties of the undersigned herein contained shall survive the completion of the Amalgamation.

  The undersigned revokes any and all authority, other than as granted in this Letter of Transmittal and Election Form or pursuant to any proxy granted in connection with votes to be taken at the Discreet Meeting, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Discreet Common Shares being deposited. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the deposited Discreet Common Shares. Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal and Election Form shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned.

  Upon request, the undersigned agrees to execute and deliver any additional documents deemed necessary or desirable by Autodesk, Dutchco or the Depositary to complete the exchange of the Certificate(s). If required by Instruction F.4, the Certificate(s) submitted with this Letter of Transmittal and Election Form are duly endorsed in blank or otherwise in a form acceptable for transfer on the books of Discreet.

  By reason of the use by the undersigned of an English language form of Letter of Transmittal and Election From, the undersigned shall be deemed to have required that any contract evidenced by the Amalgamation as accepted through this Letter of Transmittal and Election Form, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une version anglaise de cette lettre d'envoi et formule de choix par le soussigne, ce dernier est repute avoir demande que tout contrat atteste par la fusion, qui est accepte au moyen de cette lettre d'envoi et formule de choix, de meme que tous les documents qui s'y rapportent soient rediges exclusivement en anglais.

  This Letter of Transmittal and Election Form is to be used either if Certificate(s) are to be forwarded herewith or if delivery of Discreet Common Shares is to be made by book entry transfer to an account maintained by the Depositary at a Book Entry Transfer Facility (see Instruction C).

  [_]Please check here if Discreet Common Shares are being delivered by book entry transfer made to an account maintained by the Depositary at one of the Book Entry Transfer Facilities, and complete the following (only participants in a Book Entry Transfer Facility may deliver Discreet Common Shares by book entry transfer):

    Name of Depositing Institution: _________________________________________

    Check Box of Applicable Book Entry Transfer Facility: [_] DTC [_] PDTC

    Account Number: _________________________________________________________

    Transaction Code Number: ________________________________________________


                 BOX B: ELECTION FORM FOR DISCREET SHAREHOLDERS
              WHO WISH TO RECEIVE NEW DISCREET EXCHANGEABLE SHARES

   The undersigned hereby elects to have the New Discreet Class B Shares into which the deposited Discreet Common Shares will be converted upon the Amalgamation represented by the above certificate(s) treated as follows:

  A.                  New Discreet Class B Shares redeemed for New Discreet
                      Exchangeable Shares. (please fill in the number of New
                      Discreet Class B Shares you elect to redeem for New
                      Discreet Exchangeable Shares. For every such New Discreet
                      Class B Share you will receive 0.33 of one New Discreet
                      Exchangeable Share, subject to proration).
  B.                  New Discreet Class B Shares converted into New Discreet
                      Units and immediately exchanged for shares of Autodesk
                      Common Stock. (please fill in the number of New Discreet
                      Class B Shares you elect to have converted into New
                      Discreet Units, which will immediately thereafter be acquired by Dutchco in exchange for 0.33 shares of Autodesk Common Stock).
  C. Total Number of Shares (Sum of (A) and (B), above)--This number must equal the "Total Shares" entered at the bottom of Box A.

   It is strongly recommended that US Holders who own Discreet Common Shares do not elect to receive New Discreet Exchangeable Shares since the ownership and disposition of such shares may have certain adverse tax consequences. For information as to the material Canadian and United States federal income tax consequences of an Election, see "Material Canadian Federal and United States Federal Income Tax Consequences" in the Proxy Circular.

                                ---------------

   The undersigned acknowledges that the failure to complete the above election will automatically result in the undersigned receiving Autodesk Common Stock if the Transactions are completed.

                                ---------------

                      BOX C: SPECIAL PAYMENT INSTRUCTIONS

   Fill in ONLY if the check and certificate(s) are to be issued in a name OTHER than the name(s) appearing in Box A above. (If this Box C is filled in, then unless otherwise indicated in Box D, any check or certificate(s) issued in exchange for certificates representing Discreet Common Shares will be mailed to the address indicated in this Box C.

                     Register certificates in the name of:

 Name: ________________________________________________________________________
                                 (Please print)

 Address: _____________________________________________________________________


 ------------------------------------------------------------------------------
                                                     (Zip/Postal Code)

 ------------------------------------------------------------------------------
 (Social Security, Social Insurance or Taxpayer Identification Number of Person
                                  Named Above)



                      BOX D: SPECIAL DELIVERY INSTRUCTIONS

   Fill in ONLY if the check and certificate(s) are to be sent to an address OTHER than the address appearing in Box A above, or, if Box C is filled in, to an address OTHER than the address appearing in Box C.

                                    Mail to:

 Name: ________________________________________________________________________
                                 (Please print)

 Address: _____________________________________________________________________
                                                     (Zip/Postal Code)



       BOX E: REQUEST BY CANADIAN RESIDENT SHAREHOLDERS WHO ARE ELIGIBLE
                     FOR AND DESIRE A CANADIAN TAX DEFERRAL

   By checking the box below, the undersigned: (i) requests a tax election filing package; (ii) represents that the undersigned is an Eligible Holder (as defined in the Proxy Circular); (iii) acknowledges that it is the undersigned's responsibility to prepare and file the appropriate tax election(s) that will be included in the tax election package and send such documents to Montreal Trust Company of Canada, at its address at 6th Floor, 1800 McGill Avenue, Montreal, Quebec, H3A 3K9, so that they are received by Montreal Trust Company of Canada no later than 90 days after the Effective Date; and (iv) acknowledges that a deferral is only available to the extent the undersigned receives New Discreet Exchangeable Shares in exchange for New Discreet Class B Shares. See "Material Canadian Federal and United States Federal Income Tax Consideration to Discreet Shareholders--Discreet Shareholders Resident in Canada--Rollover Transactions" in the Proxy Circular.

  [_]Please check if you want and are eligible for a tax election package

   Eligible Holders who are requesting a tax election filing package should check the appropriate box(es) below:

                                                             Yes No
                                                             --- ---
      The undersigned is a Partnership                       [_] [_]
      The undersigned intends to file an election in Quebec  [_] [_]

                                   SIGNATURES
                             (See Instruction F.2)

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 (Shareholder(s) sign here and please complete substitute Form W-9 or Form W-8, as applicable. See Instruction F.7)

 Dated: _______________________________________________________________________

   Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s), or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal and Election Form. If signature is by an agent, trustee, executor, administrator, guardian, attorney or others acting in a fiduciary or representative capacity, or by an officer of a corporation on behalf of a corporation, please set forth the full title and furnish appropriate supporting evidence (See Instruction F.5).

 Name(s): _____________________________________________________________________

 ------------------------------------------------------------------------------
                                 (Please print)

 Capacity (Full Title): _______________________________________________________

 Address: _____________________________________________________________________
                                                     (Zip/Postal Code)

 ------------------------------------------------------------------------------
                         (Area code and daytime phone):

                            Canadian Residents Only:

 (Social Insurance Number): ___________________________________________________
                                         (See Substitute Form W-8)

                               US Residents Only:

 (Tax Identification or Social Security Number): ______________________________
                                         (See Substitute Form W-9)

                              SIGNATURE GUARANTEE
                  (If Required--See Instructions F.3 and F.4 )

   SPACE BELOW IS FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL
 INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE PROVIDED BELOW.

                        INSTRUCTIONS FOR COMPLETION OF
                    LETTER OF TRANSMITTAL AND ELECTION FORM

  This Letter of Transmittal and Election Form should be properly completed, dated, signed and delivered, together with the stock certificates representing Discreet Common Shares currently held by you, to the Depositary.

  This Letter of Transmittal and Election Form, and the Election you make herein, are subject to terms and conditions set forth herein, in the Proxy Circular which was sent to you shortly prior to this Letter of Transmittal and Election Form and in the Acquisition Agreement and the Amalgamation Agreement, which are appended as Appendixes A and B thereto, respectively.

  EACH HOLDER OF DISCREET COMMON SHARES IS STRONGLY ENCOURAGED TO READ THE PROXY CIRCULAR IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF AND THIS LETTER OF TRANSMITTAL AND ELECTION FORM WITH HIS OR HER FINANCIAL AND TAX ADVISORS PRIOR TO MAKING THE ELECTION.

A. ELECTIONS

  Each holder of Discreet Common Shares will receive upon the Amalgamation one New Discreet Class B Share for each Discreet Common Share then held by such holder. Immediately following the Amalgamation, each such New Discreet Class B Share will automatically, based upon whether the holder thereof has made a valid Election to receive New Discreet Exchangeable Shares pursuant to this Letter of Transmittal and Election Form, either (i) be redeemed by New Discreet for 0.33 New Discreet Exchangeable Shares (subject to proration as contemplated in Instruction B) or (ii) be converted into one New Discreet Unit, which will immediately thereafter be acquired by Dutchco in exchange for
0.33 shares of Autodesk Common Stock, in either case without any further required action on the part of the holder. A Discreet Shareholder's failure to complete the election form in Box B or to return a completed Letter of Transmittal and Election Form with all accompanying documents prior to the Election Deadline will automatically result in such holder receiving Autodesk Common Stock if the Transactions are completed.

B. PRORATION

  Pursuant to the Acquisition Agreement, the maximum number of New Discreet Exchangeable Shares that may be issued in the Transactions cannot exceed 19.99% of the Discreet Common Shares outstanding immediately prior to the Amalgamation, multiplied by 0.33 (the "Maximum Number"). In the event that the aggregate number of New Discreet Exchangeable Shares requested by Discreet Shareholders pursuant to valid Letters of Transmittal and Election Forms (the "Aggregate Elected Amount") exceeds the Maximum Number, each holder making an effective Election will receive, for each New Discreet Class B Share for which such Election is made, (x) from New Discreet, a number of New Discreet Exchangeable Shares equal to the product of 0.33 and a fraction, the numerator of which is the Maximum Number and the denominator of which is the Aggregate Elected Amount (such product, the "Prorated Amount"), and (y) from Dutchco, a number of shares of Autodesk Common Stock equal to 0.33 minus the Prorated Amount.

C. DELIVERY OF DISCREET COMMON SHARES BY BOOK-ENTRY TRANSFER.

  The Depositary will establish an account with respect to the Discreet Common Shares at The Depositary Trust Company or the Philadephia Depositary Trust Company (each, a "Book Entry Transfer Facility") for purposes of the Transactions within two business days after the date the Proxy Circular is mailed to Discreet Shareholders. Any financial institution that is a participant in the Book Entry Transfer Facility's systems may make book entry delivery of Discreet Common Shares by causing the Book Entry Transfer Facility to transfer such Discreet Common Shares into the Depositary's account in accordance with the Book Entry Transfer Facility's procedure for such transfer. However, although delivery of Discreet Common Shares may be effected through book entry transfer into the Depositary's account at the Book Entry Transfer Facility, the Letter of

Transmittal and Election Form, properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined below), and any other required documents must, in any case, be transmitted to, and received by, the Depositary prior to the Election Deadline. The confirmation of book entry transfer of Discreet Common Shares into the Depositary's account at the Book Entry Transfer Facility as described above is referred to herein as a "Book Entry Confirmation." Delivery of documents to the Book Entry Transfer Facility does not constitute delivery to the Depositary.

  The term "Agent's Message" means a message transmitted by the Book Entry Transfer Facility to, and received by, the Depositary and forming a part of the Book Entry Confirmation, which states that such Book Entry Transfer Facility has received an express acknowledgment from the participant in such Book Entry Transfer Facility tendering the Discreet Common Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Election Form and that Autodesk may enforce such agreement against the participant.

D. SPECIAL CONDITIONS.

 1. Revocation.

  You may revoke any Election or revoke any instruction in this Letter of Transmittal and Election Form only by written notice, signed and dated by you, to the Depositary. Such written notice must identify the name of the holder of record of the Discreet Common Shares subject to such revocation and the serial number shown on the Certificate(s) representing such shares. The written notice must be received by the Depositary prior to the Election Deadline. If an Election is revoked or any other instruction in your Letter of Transmittal and Election Form is revoked prior to the Election Deadline, the Certificate(s) for your Discreet Common Shares shall be promptly returned to you. A subsequently dated, properly completed Letter of Transmittal and Election Form relating to Discreet Common Shares for which a valid Letter of Transmittal and Election Form and Certificate(s) has previously been received by the Depositary will serve as both a revocation of the first Letter of Transmittal and Election Form and a new Election. If you revoke your Election and you fail to properly make a new Election prior to the Election Deadline, you will receive shares of Autodesk Common Stock upon consummation of the Transactions.

 2. Shares Held by Nominees, Trustees or other Representatives.

  Holders of record of Discreet Common Shares who hold such shares as nominees, trustees or in other representative or fiduciary capacities (each, a "Representative") may submit one or more Letters of Transmittal and Election Forms covering the aggregate number of Discreet Common Shares held by such Representative for the beneficial owners for whom the Representative is making an Election, provided that such Representative certifies that each such Letter of Transmittal and Election Form covers all of the Discreet Common Shares held by such Representative for a particular beneficial owner. Any Representative who makes an Election may be required to provide the Depositary with such documents and/or additional certifications, if requested, in order to satisfy the Depositary that such Representative holds such Discreet Common Shares for a particular beneficial owner of such shares.

E. NO FRACTIONAL SHARES.

  No fractional shares of New Discreet Exchangeable Shares or Autodesk Common Stock will be issued. In lieu of the issuance of any fractional shares pursuant to the Transactions, a cash adjustment will be paid in respect of any fractional share that would otherwise be issuable. The amount of such cash adjustment will be the product of such fractional amount (after aggregating all fractional shares to which a holder is entitled) and the average of the closing prices of the Autodesk Common Stock on the Nasdaq National Market for each of the thirty consecutive trading days immediately preceding the Effective Time.

F. GENERAL INSTRUCTIONS.

 1. Execution and Delivery

  This Letter of Transmittal and Election Form, or a photocopy of it, should be properly completed, dated and signed, and should be delivered, together with your stock Certificate(s) representing Discreet Common Shares to the Depositary at the appropriate address set forth in this Letter of Transmittal and Election Form. YOU MAY CHOOSE ANY METHOD TO DELIVER THIS LETTER OF TRANSMITTAL AND ELECTION FORM AND ACCOMPANYING CERTIFICATES TO THE DEPOSITARY (INCLUDING BY BOOK ENTRY TRANSFER); HOWEVER, YOU ASSUME ALL RISK OF NON-DELIVERY. IF YOU CHOOSE TO USE THE MAIL, WE STRONGLY RECOMMEND THAT YOU USE REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE ALL STOCK CERTIFICATES. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ELECTION FORM AND ACCOMPANYING STOCK CERTIFICATES WILL BE DEEMED EFFECTIVE AND RISK OF LOSS WITH RESPECT TO SUCH LETTER OF TRANSMITTAL AND ACCOMPANYING CERTIFICATES WILL PASS ONLY WHEN SUCH LETTER OF TRANSMITTAL AND ELECTION FORM AND ACCOMPANYING CERTIFICATES ARE ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK ENTRY TRANSFER, BY BOOK ENTRY CONFIRMATION).

 2. Signatures

  The signature (or signatures, in case the of Certificate(s) owned by two or more joint holders) on this Letter of Transmittal and Election Form must correspond exactly to the name as written on the face of the Certificate(s) sent to the Depositary, unless the Discreet Common Shares have been transferred by the holder of record. If there has been any such transfer, the signatures on this Letter of Transmittal and Election Form should be signed in exactly the same form as the name of the last transferee indicated on the accompanying stock powers attached to or endorsed on the Certificate(s) (see General Instruction 4 below). If there is insufficient space to list all or your Certificates being submitted to the Depositary or to respond to any other request for information, please attach a separate sheet.

  If Discreet Common Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit a separate Letter of Transmittal and Election Form for each different registration of Certificates. For example, if some Certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Letters of Transmittal and Election Forms should be submitted.

 3. Checks and/or Certificates in Same Name

  If checks in payment of any fractional share interests and/or any new stock certificates (representing either New Discreet Exchangeable Shares or Autodesk Common Stock, as applicable) are to be payable to the order of and/or registered in exactly the same name as inscribed on the surrendered Certificate(s) (representing Discreet Common Shares), you will not be required to endorse the old Certificates or make payment for transfer taxes or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see General Instruction 4(d).

 4. Checks and/or Certificates in Different Names.

  (IGNORE THIS INSTRUCTION 4 IF THE FIRST SENTENCE OF INSTRUCTION 3 APPLIES.)

  If checks in payment of Fractional Shares and/or any new stock certificates (representing either New Discreet Exchangeable Shares or Autodesk Common Stock, as applicable) are to be payable to the order of and/or registered in a different name from exactly the registered name inscribed on the surrendered Certificate(s) (representing Discreet Common Shares), please follow these instructions:

    (a) Endorsement and Guaranteee. The Certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such Certificate(s) to the person who is to receive the check or certificate representing either New Discreet Exchangeable Shares or Autodesk Common Stock, as applicable. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name that appears on the face of the Certificate(s) in every particular and must be guaranteed by an Eligible Institution. If this General Instruction 4 applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or will need to help you locate an Eligible Institution. An "Eligible Institution" generally means a Canadian chartered bank, a major trust company in Canada, a member of a recognized stock exchange in Canada, a commercial bank or trust company having an office, branch or agency in the United States of America, a member of the Investment Dealers Association of Canada, a member of a national securities exchange in the United States of America, a member of the National Association of Securities Dealers, Inc. or a member firm of a recognized Medallion Program ((STAMP), (SEMP) or (MSP)). Notaries Public cannot execute acceptable guarantees of signatures.

    (b) Transferee's Signature. If a certificate has previously been properly transferred but the transfer has not yet been recorded on the books of Discreet, this Letter of Transmittal and Election Form must be signed by the transferee or by his agent and should not be signed by the transferor. The signature of such transferee or agent on this Letter of Transmittal and Election Form must be guaranteed by an Eligible Institution.

    (c) Transfer Taxes. In the event that any transfer or other tax becomes payable by reason of the issuance of a check in payment of any fractional shares and/or the issuance of any stock certificates for either New Discreet Exchangeable Shares or Autodesk Common Stock, as applicable, in any name other than that of the record holder, the transferee or assignee must pay such tax to the Depositary or must establish to the satisfaction of the Depositary that such tax has been paid. You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of stock or cash in a name different from that of the holder of record of the surrendered Certificate.

    (d) Correction of or Change in Name. For a correction in name which does not involve a change in ownership, the surrendered Certificate(s) should be appropriately endorsed; for example, "James E. Brown, incorrectly inscribed as James S. Brown," with the signature guaranteed by an Eligible Institution. For a change in name by marriage, etc., the surrendered Certificate(s) should be appropriately endorsed; for example, "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by an Eligible Institution.

 5. Supporting Evidence.

  Where this Letter of Transmittal and Election Form is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal and Election Form must be accompanied by satisfactory evidence of authority to act. Any of Discreet, New Discreet, Autodesk or the Depositary, in their discretion, may require additional evidence of authority or additional documentation.

 6. Notice of Defects; Resolution of Disputes.

  None of Autodesk, Dutchco, Discreet, New Discreet and the Depositary will be under any obligation to notify you or anyone else that the Depositary has not received a properly completed Letter of Transmittal and Election Form or that any Letter of Transmittal and Election Form submitted is defective in any way.

  Any and all disputes with respect to Letters of Transmittal and Elections made in respect of Discreet Common Shares (including but not limited to matters relating to the Election Deadline, time limits, defects or irregularities in the surrender of any Certificate, effectiveness of any Election and computations or prorations or allocations) will be resolved by Autodesk and its decision will be conclusive and binding on all parties concerned. Autodesk will have the absolute right in its sole discretion to reject any and all Letters of Transmittal and Election Forms and surrenders of Certificates which are deemed by it to be not in proper form or to waive any immaterial irregularities in any Letter of Transmittal and Election Form or in the surrender of any Certificate. Surrenders of Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

 7. US Federal Tax Withholding.

  Under US federal income tax law, the Depositary is required to file a report with the Internal Revenue Service ("IRS") disclosing the payments being made to you as an exchanging shareholder. Federal law also requires each shareholder to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on a Substitute Form W-9 enclosed with the Letter of Transmittal and Election Form. If the Depositary is not provided with the correct TIN, you may be subject to a $50 penalty by the IRS and payments that are made to you with respect to surrendered shares may be subject to backup withholding. For individuals, your TIN is your social security number. Your TIN should be included in Part 3 of the Substitute W-9 form provided with the Letter of Transmittal and Election Form.

  Certain shareholders (such as foreign persons) are not subject to back-up withholding and reporting requirements. If you are exempt from backup withholding, you should complete the Substitute W-9 to avoid possible erroneous backup withholding. Enter your correct TIN in Part 3, write "EXEMPT" in the block in Part 2 of the Substitute W-9, and sign and date the form. A foreign person may qualify as an exempt recipient by submitting to the Depositary a Form W-8 in lieu of the Substitute Form W-9, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 is included with this Letter of Transmittal and Election Form.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to you. Backup withholding is not an additional tax. Rather, the amount of tax withheld will be applied as a credit against the tax liability of persons subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Depositary cannot refund amounts withheld by reason of backup withholding.

  To complete the form if you do not have a TIN, write "Applied for" in the space for the TIN in Part 3 and sign and date the form. If the Depositary does not receive your TIN by the time of payment, backup withholding may apply. You must also complete the Certificate of Awaiting Taxpayer Identification Number.

  To apply for a TIN, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security
Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

 8. Special Mailing Instructions.

  Any checks representing fractional share payments and certificates representing stock consideration for surrendered Discreet Common Shares will be mailed to the address of the holder of record as indicated in Box A (Certificates Surrendered), unless instructions to the contrary are given in Box D (Special Delivery Instructions).

 9. Lost Stock Certificates.

  If you are unable to locate the Certificate(s) representing your Discreet Common Shares, contact the Depositary at (800) 313-7416. The Depositary will instruct you on the procedures to follow. In order to make an

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effective Election with respect to the lost Certificate(s) and receive the consideration provided for in the Acquisition Agreement, you will be required to complete certain additional documentation and pay for an indemnity bond covering the lost Certificate(s). The cost of this bond will be based on the value of the Discreet Common Shares represented by the lost Certificates. IF YOU HAVE NOT COMPLETED THE LETTER OF TRANSMITTAL AND ELECTION FORM, COMPLIED WITH THE PROCEDURES FOR REPLACING LOST CERTIFICATES AND PAID FOR THE INDEMNITY BOND PRIOR TO THE ELECTION DEADLINE, YOU WILL BE DEEMED TO HAVE MADE AN ELECTION TO RECEIVE AUTODESK COMMON STOCK WITH RESPECT TO DISCREET COMMON SHARES REPRESENTED BY THE LOST CERTIFICATE.

 10. Miscellaneous.

  As soon as practicable after the Election Deadline, the Depositary will begin mailing and delivering stock certificates for New Discreet Exchangeable Shares and/or Autodesk Common Stock in exchange for Certificates representing Discreet Common Shares that have been received by the Depositary. There will be a delay, however, if backup withholding pursuant to General Instruction 7 applies.

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

  Additional copies of the Letter of Transmittal may be obtained from the Depositary. For further information or assistance concerning the Letter of Transmittal and Election Form, contact the Depositary at (212) 701-7624.

  Questions and requests for assistance or additional copies of the Proxy Circular, Letter of Transmittal and Election Form and other materials relating to the Transactions may be directed to the Depositary or the Information Agent at the locations and telephone numbers set forth below:

                            The Information Agent:
                [LOGO OF GEORGESON & COMPANY INC. APPEARS HERE]

                               Wall Street Plaza
                           New York, New York 10005
                 Bank and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                                The Depositary:

                             HARRIS TRUST COMPANY
                                  OF NEW YORK

        By Hand or Overnight Courier:                             By Mail:
      HARRIS TRUST COMPANY OF NEW YORK                HARRIS TRUST COMPANY OF NEW YORK
        88 PINE STREET -- 19TH FLOOR                           P.O. BOX 1010
          NEW YORK, NEW YORK 10005                          WALL STREET STATION
                     USA                               NEW YORK, NEW YORK 10268-1010
                                                                    USA

                         Call Collect: (212) 701-7624

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